2012 Annual Shareholder Meeting June 14, 2012 Exhibit 99.1

Forward Looking Statements
This presentation includes certain estimates and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including statements with respect to anticipated operating and financial performance, growth opportunities, growth rates, potential acquisition opportunities, and other statements of expectation. Words such as ”forecasts”, “expects,” “anticipates,” “intends,” “plans,” “believes,” “assumes,” “seeks,”
“estimates,” “should,” and variations of these words and similar expressions, are intended to identify these forward-looking statements. While we believe these statements are accurate, forward-looking statements are inherently uncertain and we cannot assure you that these expectations will occur and our actual results may be significantly different. These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance. Important factors that could cause actual results to differ from those in the forward-looking statements include the factors described in the “Risk Factors” section of our most recent 10-Q filing with the SEC.  The Company disclaims any obligation to update or revise any forward-looking statement based on the occurrence of future events, the receipt of new information, or otherwise.
This presentation includes certain non-GAAP financial measures, that are different from financial measures calculated in accordance with GAAP and may be different from similar measures used by other companies.

Investment Highlights
• Strong energy pipe markets
• Industry leader with strategically located water
transmission manufacturing facilities
• Strategic plan to capitalize on current position
and new opportunities
• Experienced, energized and proven
management team

$600
$500
$400
$300
$200
$100
$-
$364
$451
$279
$387
$512
2007
2008
2009
2010
2011

Northwest Pipe Company

page

Northwest Pipe at a Glance
• Diversified manufacturer
of welded steel pipe for
water infrastructure,
energy, agricultural,
industrial and other uses
• Industry leader
– Over 100 years of operating
history
– Widely recognized for quality
and customer service
• National presence
• Record net sales in 2011
Net Sales 2007-2011

Vancouver, WA
Portland, OR
Denver, CO
Atchison, KS
Parkersburg, WV
Adelanto, CA
Saginaw, TX
Bossier City, LA
Houston, TX
Monterrey, NL, Mexico
Water Transmission
Tubular Products
Water Transmission (Fab Products)
Corporate

Northwest Pipe Company

page

5 Northwest Pipe Company Locations 5

Income
Statement
Summary
($ in millions) 2010 2011 Q1-2012
Net Sales
Water Transmission $    221.3 $     271.9 $       58.4
Tubular Products 165.5 239.8 83.8
Net Sales 386.8 511.7 142.2
Gross Profit
Water Transmission 19.4 43.2 9.7
Tubular Products 10.3 15.9 6.8
Gross Profit 29.7 59.1 16.5
SG&A 29.1 26.3 7.3
Operating Income/(Loss) 0.6 32.8 9.2
Other (Income)/Expense (0.4) 1.3 0.1
Interest Income (0.8) (0.1) (0.0)
Interest Expense 8.9 9.3 1.6
Income/(Loss) Before Taxes (7.1) 22.3 7.5
Provision/(Benefit) for Income Taxes (1.7) 9.6 2.8
Net Income/(Loss) (5.4) 12.7 4.7
Diluted Earnings per Share $     (0.59) $       1.35 $       0.50

300
250
200
150
100
50
0
Backlog ($mil)
258
175
$198
Q4-10
Q4-11
Q1-12
Water
Tubular
Total

Northwest Pipe Company
page

7 Backlog

Balance
Sheet
Summary
($ in millions)
Dec. 31,
2010
Dec. 31,
2011
Mar. 31,
2012
Assets
Cash and Cash Equivalents $            0.1 $            0.2 $            0.1
Trade and Other Receivables, Net 66.5 69.9 64.9
Costs and Estimated Earnings in Excess
of Billings on Uncompleted Contracts 45.5 38.0 44.1
Inventories 80.9 107.2 98.6
Other Current Assets 23.5 11.6 12.2
Total Current Assets 216.5 226.9 219.9
Property and Equipment, Net 154.3 152.8 153.2
Other Assets 44.1 33.7 34.4
Total Assets $        414.9 $        413.4 $        407.5
Liabilities
Current Maturities of Long-Term Debt $            9.0 $            9.1 $            9.0
Accounts Payable 28.5 20.2 21.4
Accrued Liabilities 11.5 19.2 21.6
Billings in Excess of Cost and Estimated Earnings
on Uncompleted Contracts 14.8 7.8 4.4
Total Current Liabilities 63.7 56.3 56.4
Long-Term Note Payable to Financial Institution 68.0 62.0 53.8
Other Long-Term Debt, Less Current Maturities 33.5 24.4 20.9
Other Liabilities 23.3 30.4 30.9
Total Liabilities 188.6 173.1 162.0
Stockholders' Equity 226.3 240.3 245.5
Total Liabilities and Stockholders' Equity $        414.9 $        413.4 $        407.5

Tubular Products

10 Tubular Net Sales $$ by Product Group Energy 73% Non-Energy 27% 2011 Energy 61% Non-Energy 39% 2010 Energy 82% Non - Energy 18% Q1-2012

U. S. Rotary Rig Count
Total Active Rigs
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
Active Rigs
$150
$130
$110
$90
$70
$50
$30
Crude Oil Spot Price $ / Barrel
Jan-2009
Jul-2009
Jan-2010
Jul-2010
Jan-2011
Jul-2011
Jan-2012
January 2009 - June 1, 2012
WTRG Economics ©2012
www.wtrg.com
(479) 293-4081
Sources: Baker-Hughes, Energy Information Administration (DOE), WTRG Economics

Northwest Pipe Company

page

11 U.S. Rig Counts

Roughly 200 tanker trucks deliver water for the fracturing process.
A pumper truck injects a mix of sand, water and chemicals into the well.
Natural gas flows out of well.
Recovered water is stored in open pits, then taken to a treatment plant.
Storage tanks
Natural gas is piped to market.
Pit
0 Feet
Water table
Well
1,000
2,000
3,000
4,000
5,000
6,000
7,000
Hydraulic Fracturing
Hydraulic fracturing, or "fracking," involves the injection of more than a million gallons of water, sand and chemicals at high pressure down and across into horizontally drilled wells as far as 10,000 feet below the surface. The pressurized mixture causes the rock layer, in this case the Marcellus Shale, to crack. These fissures are held open by the sand particles so that natural gas from the shale can flow up the well.
Sand keeps fissures open
Shale
Fissure
Natural gas flows from fissures into well
Well
Mixture of water, sand and chemical agents
Fissures
Well turns horizontal
Marcellus Shale
The shale is fractured by the pressure inside the well.
Graphic by Al Granberg

Northwest Pipe Company
page

12 Hydraulic Fracturing

Colly
Gammon
Mowry
Hilliard-Baxter-Mancos
Mancos
Hermosa
Niobrara
Pierre
Lewis
Excello-Mulky
Woodford
Bend
Barnett
Barnett-Woodford
Pearsall-Eagle Ford
Fayetteville
Woodford-Caney
Haynesville
Antrim
New Albany
Utica
Marcellus
Devonian (Ohio)
Devonian
Conasauga
Floyd-Neal
United States Shale Gas Plays
www.eia.doe.gov
eia
Energy Information Administration
Office of Oil and Gas
Shale Gas Plays
Basins
Stacked Appalachian Plays
Marcellus
Utica
Devonian (OH shale)
November 2008
Miles
0
150
300
600
N

Northwest Pipe Company

page

13 U.S. Shale Formations

Water Transmission

Well Positioned Industry Leader
• Largest, most flexible capacity in the market
• Strong relationships with public water agencies,
contractors, engineering firms
– Assist in development process of projects prior to bidding
• Competitive position
– Experienced workforce
– Low freight costs
– Excellent reputation for quality and service
– Wide range of capabilities to address varying market needs
– Emphasis on continuous improvement and customer service

Water Infrastructure Overview
• Intakes, Raw Water Lines
• Pump Stations
• Pipeline Linings & Coatings (rehab)
• Corrosion Protection/Monitoring
• Couplings, Valves & Pumps
• Interior & Yard Piping
• Water Treatment Systems
• Quality Monitoring
• Flow Control
Sewer Treatment Products
• Gravity Sewer Pipe & Force Mains
• Water Quality Monitoring
• Treatment Instrumentation
• Manways, Culverts, & Vault Boxes
•
Water Storage Tanks
•
Commercial Water Mains
•
Residential Water Lines
•
Industrial (Power Plants, Agriculture, Mining) Systems
•
Couplings, Valves & Pumps
Water Supply Products
Water Treatment  Products
Water Distribution Products

Current Conditions and a Look Ahead
• Difficult market conditions in 2012 as water
infrastructure projects compete with other
infrastructure needs and municipal funding
decreases
• The bidding activity is significantly lower in 2012
• Emergency drought-related work and expected
infrastructure projects in Texas should improve
results in 2013 and beyond.

TRWD-Dallas Integrated Pipeline
Existing TRWD Pipelines
PS
MSR

Northwest Pipe Company
page

Tarrant Regional Water District Integrated
Pipeline Project (IPL)
Source:  Tarrant Regional Water District
http://www.trwd.com/IPLMap.aspx
• The pipeline will run
from Lake Palestine to
Lake Benbrook, with
connections to Cedar
Creek and Richland-
Chambers Reservoirs
• It will integrate TRWD's
existing pipelines to the
Dallas system to provide
up to an additional 350
million gallons per day
(MGD) of raw water to
North Central Texas

Procurement Detail of Designers Complete 2011
Pipeline Routing Study Begins 2009
Aerial & Boundary Surveys Complete 2012
Start Construction 2014
Pipeline/Construction Testing Complete 2020
Routing Study Complete 2009
Phase 1 Geotechnical Field Work Complete 2011
Pipeline & Pump Station Design Complete 2013
Pump Stations Construction/Testing Complete 2020
Commissioning & Startup Complete 2021

Northwest Pipe Company
page

Timeline / Project Components
Source:  Tarrant Regional Water District
http://www.trwd.com/IPLMap.aspx
• IPL Components:
– 150 miles of buried
pipeline
• 72 - 108” diameter
welded steel pipe*
– 3 lake intake pump
stations
– 2 booster pump stations
• Communities Served:
– DFW metroplex
– Ellis County
• Cost:
– Estimated over $1.6 B
• Water delivery could
begin by 2021

Northwest Pipe Strategic Plans
• Double EBITDA from 2011 to 2014
• Improve margins
– Increase yields
– Decrease downtime
– Decrease costs
• Capital investment in Atchison, KS to take advantage of line pipe market
• Capital investment in Saginaw, TX to take advantage of large water infrastructure opportunities seen towards end of 2013 and beyond
• Pursue strategic investment opportunities that will encourage growth but not distract management

2012 Annual Shareholder Meeting June 14, 2012